Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST 1993-1

KEY PERFORMANCE FACTORS
February, 1997

Scheduled Maturity                                      9/15/98


Coupon                                                  5.7375%


Excess Protection Level
   3 Month Average  5.13%
     February, 1997  5.72%
     January, 1997  3.94%
     December, 1996  5.73%



Cash Yield                                              17.58%


Investor Charge Offs                                    4.20%


Base Rate                                               7.66%


Over 35 Day Delinquency                                 5.15%


Seller's Interest                                       21.86%


Total Payment Rate                                      10.20%


Total Principal Balance                                $7,337,714,449.86


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,604,381,116.50